Report of Independent
Registered Public
Accounting Firm


To the Shareholders and
Board of Trustees of
Federated Equity Funds:

In planning and performing
our audits of the financial
statements of Federated MDT
Mid Cap Growth Strategies
Fund, Federated Absolute
Return Fund, and Federated
Managed Risk Fund, each a
portfolio of Federated Equity
Funds (collectively, the
Funds) as of and for the year
ended October 31, 2014, in
accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we considered
the Funds? internal control
over financial reporting,
including controls over
safeguarding securities, as a
basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply with
the requirements of Form N-
SAR, but not for the purpose
of expressing an opinion on
the effectiveness of the Funds?
internal control over financial
reporting. Accordingly, we
express no such opinion.

Management of the Funds is
responsible for establishing
and maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls. A company?s internal
control over financial
reporting is a process designed
to provide reasonable
assurance regarding the
reliability of financial
reporting and the preparation
of financial statements for
external purposes in
accordance with generally
accepted accounting
principles. A company?s
internal control over financial
reporting includes those
policies and procedures that
(1) pertain to the maintenance
of records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the
company are being made in
accordance with
authorizations of management
and directors of the company;
and (3) provide reasonable
assurance regarding
prevention or timely detection
of the unauthorized
acquisition, use, or disposition
of the company?s assets that
could have a material effect on
the financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements. Also,
projections of any evaluation
of effectiveness to future
periods are subject to the risk
that controls may become
inadequate because of changes
in conditions, or that the
degree of compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees, in
the normal course of
performing their assigned
functions, to prevent or detect
misstatements on a timely
basis. A material weakness is
a deficiency, or a combination
of deficiencies, in internal
control over financial
reporting, such that there is a
reasonable possibility that a
material misstatement of the
Funds? annual or interim
financial statements will not
be prevented or detected on a
timely basis.

Our consideration of the
Funds? internal control over
financial reporting was for the
limited purpose described in
the first paragraph and would
not necessarily disclose all
deficiencies in internal control
that might be material
weaknesses under standards
established by the Public
Company Accounting
Oversight Board (United
States). However, we noted no
deficiencies in the Funds?
internal control over financial
reporting and its operation,
including controls over
safeguarding securities that we
consider to be a material
weakness as defined above as
of October 31, 2014.

This report is intended solely
for the information and use of
management and the Board of
Trustees of Federated Equity
Funds and the Securities and
Exchange Commission and is
not intended to be and should
not be used by anyone other
than those specified parties.

s/KPMG

Boston, Massachusetts
December 23, 2014




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